SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

The Securities Exchange Act of 1934

Filed by the Registrant X

Filed by a Party other than the Registrant

Check the appropriate box

❑	Preliminary Proxy Statement
❑	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
X	Definitive Proxy Statement
❑	Definitive Additional Materials
❑	Definitive Material Pursuant to §240.14a-12

INRAD OPTICS, INC.

(Name of Registrant as Specified In Its Certificate of Incorporation)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X	No fee required
❑	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant t to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

❑	Fee paid previously with preliminary materials.
❑	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed

SCHEDULE 14A INFORMATION

INRAD OPTICS, INC.

181 Legrand Avenue

Northvale, New Jersey 07647

Notice of Annual Meeting of Shareholders

To be held on Wednesday, June 19, 2013

To The Shareholders of Inrad Optics, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of INRAD OPTICS, INC. (the "Company") will be held at the offices of the Company, 181 Legrand Avenue, Northvale, New Jersey 07647, on Wednesday, June 19, 2013 at 10:00 a.m. for the following purposes:

1.	To elect two directors, named herein, to hold office for a term of three years;

2.	To ratify the appointment of Holtz Rubenstein Reminick, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;

3.	To approve, as a non-binding advisory vote, our named executive officer compensation;

4.	To approve, as a non-binding advisory vote, the frequency of holding future advisory votes on named executive compensation; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 25, 2013, as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting.

We urge you to vote your shares over the Internet or through the mail at your earliest convenience.

By Order of the Board of Directors

/s/ William J. Foote
William J. Foote, Secretary
Northvale, New Jersey
May 10, 2013

2

INRAD OPTICS, INC.

181 Legrand Avenue

Northvale, NJ 07647

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

Wednesday, June 19, 2013

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of INRAD OPTICS, INC., a New Jersey corporation with its principal offices at 181 Legrand Avenue, Northvale, New Jersey 07647 (the "Company"), to be used at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company, 181 Legrand Avenue, Northvale, New Jersey, 07647 on Wednesday, June 19, 2013 at 10:00 a.m. This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about May 10, 2013.

Shareholders Entitled to Vote

Only shareholders of record at the close of business on April 25, 2013, the record date fixed by the Board of Directors, will be entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the record date, there were 12,046,003 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), outstanding and entitled to vote at the meeting. Each share is entitled to one vote. The presence in person or by proxy of owners of a majority of the outstanding shares of the Company's Common Stock will constitute a quorum for the transaction of business at the Company's Annual Meeting.

For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those cast "for" are included. Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the Annual Meeting. Owners of Common Stock are not entitled to cumulative voting in the election of directors. Owners of Common Stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Company’s Annual Meeting.

If you hold your shares in “street name” through a broker or other nominee, you should instruct your broker or nominee how to vote. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner returns a duly executed proxy that does not include any vote with respect to a particular proposal because the nominee did not have discretionary voting power with respect to the matter being considered and did not receive voting instructions from the beneficial owner. Only Proposal No. 2 for the ratification of the appointment of Holtz Rubenstein Reminick, LLP as our independent registered public accounting firm is considered a “discretionary” matter. Thus, if you do not give your broker or nominee specific voting instructions, your shares may not be voted on other matters. If your shares are not voted, they will not be counted in determining the number of votes cast. However, shares represented by such “broker non-votes” will be counted for determining whether there is a quorum.

Votes Required to Approve Each Proposal

The proposal to elect the two director nominees will require an affirmative vote for the proposal by a plurality of the Common Stock entitled to vote at the Annual Meeting.

The proposal to ratify the appointment of Holtz Rubenstein Reminick, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 will require an affirmative vote for the proposal by a majority of the votes cast at the Annual Meeting by the holders of shares of Common Stock entitled to vote.

The proposal to approve the non-binding advisory resolution with respect to the compensation of our named executive officers will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against it.

On the proposal to approve the non-binding advisory resolution with respect to the frequency of future voting on approval of the compensation of our named executive officers, shareholders may vote to have the frequency be every one, two or three years or may abstain from voting. The alternative that receives the most votes from shareholders will be deemed to be the alternative selected by the shareholders.

Voting: Revocation of Proxies

A form of proxy is enclosed for use at the Annual Meeting if a shareholder is unable to attend in person. Each proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by filing a later dated proxy with the Secretary at any time prior to its exercise or by voting at the meeting. The presence at the meeting of a stockholder who has given a proxy does not revoke the proxy unless the stockholder files a notice of revocation or votes by written ballot. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the form of proxy. If no specification is given, the shares will be voted in favor of the Board's nominees "for" director and "for" the other proposals described in this Proxy Statement.

3

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS OF INRAD OPTICS, INC. TO BE HELD ON JUNE 19, 2013. THIS PROXY STATEMENT, THE ACCOMPANYING FORM OF PROXY CARD AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012, INCLUDING FINANCIAL STATEMENTS, ARE AVAILABLE AT www.proxyvote.com. Under rules issued by the Securities and Exchange Commission (the “SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the internet.

Costs of Solicitation

The entire cost of soliciting these proxies will be borne by the Company. In following up the original solicitation of proxies by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of the stock and may reimburse them for their expenses in so doing. If necessary, the Company may also use its officers and their assistants to solicit proxies from the shareholders, either personally or by telephone or special letter.

PRINCIPAL SHAREHOLDERS

The following table presents certain information available to the Company at the date hereof with respect to the security ownership of the Company’s Common Stock by (i) each of the Company’s directors and nominees, (ii) all executive officers of the Company, (iii) all executive officers and directors as group, and (iv) each person known by the Company to beneficially own more than five percent (5%) of the Company's common stock outstanding as of April 25, 2013. Percentages that include ownership of options or convertible securities are calculated assuming exercise or conversion by each individual or entity of the options (including “out-of-the-money options”), or convertible securities owned by each individual or entity separately without considering the dilutive effect of option exercises and security conversions by any other individual or entity. Accordingly, the percentages may add to more than 100%. The address of each principal shareholder, unless otherwise indicated, is Inrad Optics, Inc., 181 Legrand Avenue, Northvale, NJ 07647.

Beneficial Ownership of Common Stock (1)

	Amount and Nature of		Percent of
Name and Address of Beneficial Owner	Beneficial Ownership		Common Stock
Luke P. LaValle, Jr.	26,110	(2)	*
Dennis G. Romano	9,999	(3)	*
N.E. Rick Strandlund	9,999	(4)	*
Jan M. Winston	43,710	(5)	*
William D. Brucker	22,560	(6)	*
Thomas A. Caughey	43,741	(7)	*
Miroslav Dosoudil	46,296	(8)	*
John M. Duich	27,299	(9)	*
Amy Eskilson	12,100	(10)(18)	*
William J. Foote	32,738	(11)(18)	*
George Murray	8,400	(12)	*
All Directors and Executive	282,952	(13)	2.3%
Officers as a group (11 persons)

Clarex Ltd. & Welland Ltd.	8,491,914	(14)	51.7%
Bay Street and Rawson Square
P.O. Box N 3016
Nassau, Bahamas

NSB Advisors LLC	2,227,006	(15)	18.5%
200Westage Business Center Drive
Suite 228
Fishkill, NY 12524

Utility Service Holding Co, Inc. (USHC)	1,152,231	(16)	9.6%
P.O. Box 120
Warthen, GA 31904

Lynn E. Gorguze	1,063,005	(17)	8.8%
1200 Prospect Street, Suite 325
LaJolla, CA 92037

Inrad Optics, Inc. Employees 401(k) Plan	753,324	(18)	6.3%
Amy Eskilson and William J. Foote, as trustees
181 Legrand Avenue
Northvale, NJ 07647

 _________________

4

*	Less than 1%
(1)	Unless otherwise indicated, each of the shareholders named in the table has sole voting and investment power with respect to the shares beneficially owned, subject to the information contained in the footnotes to the table.
(2)	Including 23,610 shares issuable upon exercise of options exercisable within 60 days of April 25, 2013.
(3)	Including 9,999 shares issuable upon exercise of options exercisable within 60 days of April 25, 2013.
(4)	Including 9,999 shares issuable upon exercise of options exercisable within 60 days of April 25, 2013.
(5)	Including 34,610 shares issuable upon exercise of options exercisable within 60 days of April 25, 2013.
(6)	Including 21,674 shares issuable upon exercise of options exercisable within 60 days of April 25, 2013.
(7)	Including 41,866 shares issuable upon exercise of options exercisable within 60 days of April 25, 2013.
(8)	Including 43,902 shares issuable upon exercise of options exercisable within 60 days of April 25, 2013.
(9)	Including 27,299 shares issuable upon exercise of options exercisable within 60 days of April 25, 2013.
(10)	Including 2,100 shares issuable upon exercise of options exercisable within 60 days of April 25, 2013.
(11)	Including 30,576 shares issuable upon exercise of options exercisable within 60 days of April 25, 2013.
(12)	Including 8,400 shares issuable upon exercise of options exercisable within 60 days of April 25, 2013.
(13)	Including 254,035 shares issuable upon exercise of options exercisable within 60 days of April 25, 2013.
(14)	Including 2,500,000 shares and warrants to purchase an additional 1,875,000 shares at $1.35 per share which are issuable upon conversion of convertible promissory notes.
(15)	These figures are based upon information set forth in Schedule 13G filed February 13, 2013. NSB Advisors has sole investment power but no voting power with respect to these 2,227,006 shares.
(16)	These figures are based upon information set forth in Schedule 13G filed February 14, 2013. USHC has sole investment power and sole voting power with respect to these 1,152,231 shares.
(17)	These figures are based upon information set forth in Schedule 13G filed February 14, 2013. Lynn E. Gorguze has sole investment power and sole voting power with respect to 531,950 shares held by Lynn Gorguze Separate Property Trust dated 4/21/98 of which Ms. Gorguze is the sole trustee and shared investment power and shared voting power with respect to 531,055 shares held by Vincent and Gloria Gorguze Trust dated 3/27/98 of which Ms. Gorguze is a co-trustee.
(18)	These figures are based upon information provided by Amy Eskilson and William J. Foote, the trustees of the Inrad Optics, Inc. 401(k) Plan (the “401(k) Plan”). Amy Eskilson and William J. Foote, as trustees of the 401(k) Plan, share voting power with respect to the shares held by the 401(k) Plan, but do not have dispositive power over such shares. Ms. Eskilson and Mr. Foote disclaim beneficial ownership of the shares held by the 401(k) Plan and such shares are not reflected in the amounts of shares listed as being beneficially held in their respective individual capacities in this table.

5

OTHER MATTERS

At the time this Proxy Statement was mailed to shareholders, management was not aware that any other matter will be presented for action at the Annual Meeting. If other matters properly come before the Meeting, it is intended that the shares represented by proxies will be voted with respect to those matters in accordance with the best judgment of the persons voting them

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board is divided into three classes (Class I, Class II and Class III) with directors of the Board (collectively, “Directors”) in each class serving staggered three-year terms. At each annual meeting of shareholders, the terms of Directors in one of these three classes expire. At that annual meeting of shareholders, Directors are elected to a Class to succeed the Directors whose terms are then expiring, with the terms of that Class of Directors so elected to expire at the third annual meeting of shareholders thereafter. There are currently five members of the Board: two Class I Directors whose terms will expire at the 2014 Annual Meeting of Shareholders, one Class II Director whose term will expire at the 2015 Annual Meeting of Shareholders and two Class III Directors whose terms will expire at the 2013 Annual Meeting of Shareholders. Mr. Joseph Rutherford resigned as a Class II director on April 22, 2013.

The following table sets forth the name and age of the Class III nominees for election to the Board of Directors, the principal occupation or employment of each nominee for the past five or more years, the principal business of the organization in which said occupation is or was carried on, the name or any other public corporation for which each nominee serves or served during the past five years as a Board member, and the period during which each nominee has served as a director of the Company.

Nominated for Election to Board of Directors:

Name and Age	Since	Positions; Business Experience

Class III Directors -- Term to Expire in 2016

Amy Eskilson, 52	2012[a]	Director of the Company (October 2012 - present)
		President and Chief Executive Officer of the Company (October 2012 - present)
		Vice President of Sales and Marketing for the Company (February 2011-October 2012)
		Director of Business Development, Thorlabs Inc. (2001-2011)
		Sales, Technical Support and Marketing Roles, Thor Labs, Inc. (1992-2000)

Jan M. Winston, 76	2000	Chairman of the Board of Directors of the Company (2009- present)
		Director of the Company (2000 - present)
		Management Consultant (1997 - present)
		Division Director/General Manager IBM Corporation (1981 - 1997)
		Executive positions held in Development, Finance and Marketing a Ms. Eskilson was appointed by the Board of Directors to fill an open seat on the Board, effective October 1, 2012.

6

Other Continuing Directors:

Name and Age	Since	Positions; Business Experience

Class I Directors -- Term Expires in 2014

Dennis G. Romano, 70	2009	Director of the Company (September 2009 - present)
		Consultant - Defense and Engineering/Construction Industry (2007 - 2009)
		Senior Vice President of Business Development, Defense Business Unit, Washington Group International, a provider of engineering, construction and technical services (2002 – 2007)
		Vice President, Business Strategy and Development, Northrop Grumman Corporation (1999 - 2001)
		Various Senior and Executive Level Positions, Marketing, Business Development and Strategy, Northrop Grumman Corporation (1995 - 1999)
		Vice President of Business Development, Grumman Aircraft Engineering Corporation (1993 - 1995)
		Marketing and Business Development, Grumman Aircraft Engineering Corporation (1974 - 1993)
		Aircrew member, flight test organization, Grumman Aircraft Engineering Corporation (1968 - 1974)
		Avionics Technician, Grumman Aircraft Engineering Corporation (1964 - 1968)

N.E. Rick Strandlund, 69	2009	Director of the Company (January 2009 - present)
		Chairman, President and CEO, Nanoproducts Corporation, a producer and developer of nanoproduct materials and technologies (2005 - Present)
		President and CEO, Research Electro-Optics, Inc., a manufacturer of thin-film coatings and components (2002 - 2004)
		President and COO, Research Electro-Optics Inc. (1997 - 2002)
		Vice-President/General Manager, Santa Rosa Division, Optical Coating Laboratory, Inc. (1993 - 1996)
		Vice President/General Manager, Commercial Products Division, Optical Coating Laboratory, Inc. (1986 - 1993)

Class II Directors -- Term Expires in 2015

Luke P. LaValle, Jr., 71	2005	Director of the Company (2005 - present)
		President and Chief Executive Officer, American Capital Management Inc. (1980 - present)
		Senior Investment Officer, United States Trust Company of NY (1967 - 1980)
		Lt. Colonel, US Army Reserve (Retired)

The Board believes that the above-mentioned experience, along with the other experience, qualifications, attributes and skills of the Board members described in the summary below, provide the Company with the perspectives and judgment necessary to guide the Company’s strategies and monitor their execution:

Other Experience, Qualification, Attributes and Skills of Board Members

The Board considered the following experience, qualifications, attributes and skills of its nominees and the other continuing elected directors in determining that each should serve as a director of the Company:

Jan M. Winston

•	Extensive background in high technology sector and over 35 years with IBM in a variety of managerial and executive positions primarily in the development of new computer systems and new software products such as the personal computer and speech recognition software
•	Diverse experience gained through senior level roles in the areas of product development, marketing, finance, planning and strategy, including general management and profit and loss responsibilities in both the domestic and international area
•	AB degree from Princeton University and attendance at the Columbia Graduate School of Business Administration
•	Experience as a management consultant serving clients such as IBM, as well as smaller manufacturing organizations, covering various projects such as product management, strategic and financial planning, and management systems.
•	Served as Chairman of the Audit Committee, Chairman of the Compensation Committee and is the current Chairman of the Board

Amy Eskilson

•	Over 20 years’ experience in operations, senior management and executive level positions in the photonics industry in both domestic and global manufacturing environment.
•	Broad and deep experience in acquisitions; facilitated 8 transactions in the photonics sector over a 9 year period.
•	Founding team member experience involving privately funded high technology start-ups and R& D institutional spin-off companies.
•	Extensive experience working with government and university research facilities; defense, aerospace, and technology corporations, small businesses and start-ups.
•	Expertise in corporate and public relations, technology licensing, contracts, marketing and export control/ITAR, corporate real estate and facilities management.
•	Proven leadership and business building skills including strategic planning, manufacturing management, corporate culture building and change management.

7

Luke P. LaValle, Jr.

•	Investment professional with over 40 years of experience in analyzing, researching and investing in smaller public growth companies with U.S. Trust Co of NY and American Capital Management, Inc. Senior analyst and membership in the NY Society of Security Analysts
•	Extensive board experience with V Band Corporation, a public company, from 1992 to 1995 and several private companies including Benmarl Wine Company, Ltd. (1982-1992) and Westhampton Yacht Squadron, Ltd. (1985-1995)
•	Military experience with rank of Lieutenant Colonel, Military Intelligence, USAR (retired) and previous assignments to Army Staff, Office of Operations, Plans and Strategy, The Pentagon and Intelligence Officer, 101st Airborne Division
•	Business and military experience includes analysis of tactical and strategic issues, the formation of operational plans based upon situational experience and the development and assessment of alternative courses of action with practical application to planning, direction, guidance and control of the operations of smaller sized organizations like Inrad Optics, Inc.
•	Chairman of the Company’s Audit Committee

Dennis G. Romano

•	Global business experience in business development as Chief Business Development Officer of a business unit of Washington Group International
•	Over 20 years of experience in business and strategy development for U.S. and International government clients
•	Senior executive leadership for multiple business development organizations with a large international presence
•	Operational management experience and joint leadership, in a $700 million business unit in the defense sector with Washington Group International
•	Extensive background in business development, marketing and strategic development and implementation
•	Chairman of the Company’s Nominating Committee

N.E. Rick Strandlund

•	Global business experience as President and CEO of NanoProducts Corporation
•	Thin-film optical coating experience as VP and General Manager of Optical Coating Laboratory, Inc.,
•	Board experience as Chairman of the Board of NanoProducts and as a former director of Research Electro-Optics, Inc.
•	Strategic and business development leadership of two global high-tech, photonics related manufacturing organizations
•	Prior leadership experience in new product and new technology development
•	MBA in Management and Bachelor of Science in Aerospace Engineering
•	Chairman of the Company’s Compensation Committee

 The Board of Directors unanimously recommends that you vote FOR the election of the Board’s nominees for Class III director: Jan M. Winston and Amy Eskilson.

8

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Holtz Rubenstein Reminick, LLP served as the Company’s independent registered public accounting firm during the fiscal year ended December 31, 2012 and has been appointed by the Company’s Audit Committee to serve as the Company’s independent registered public accountants for the current fiscal year ending December 31, 2013.

The Company’s Audit Committee has the responsibility to select, retain and oversee the work of outside auditors and, when appropriate, to replace the outside auditors. Stockholder ratification of the appointment of Holtz Rubenstein Reminick, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 is not required by law or by the Company’s Certificate of Incorporation or by-laws. However, the Board of Directors is submitting the selection of Holtz Rubenstein Reminick, LLP to the Company’s stockholders for ratification as a matter of good corporate governance and practice. If the stockholders fail to ratify the appointment, the Company will reconsider whether or not to retain that firm. Even if the selection is ratified, the Company may appoint a different independent registered public accounting firm during the year if the Audit Committee of the Board of Directors determines that such a change would be in the best interests of the Company and its stockholders.

A representative of Holtz Rubenstein Reminick, LLP is expected to be present, in-person, at the Annual Meeting and will make such statements as Holtz Rubenstein Reminick, LLP may desire and will be available to respond to appropriate questions from the shareholders.

 The Board of Directors unanimously recommends that you vote FOR the proposal to ratify the appointment of Holtz Rubenstein Reminick, LLP as the Company’s independent registered public accounting firm during the fiscal year ending December 31, 2013.

9

PROPOSAL THREE

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Board of Directors is asking shareholders to approve an advisory resolution on our named executive officer compensation as disclosed in this Proxy Statement. Our Compensation Committee has structured our executive compensation program to attract, motivate and retain highly qualified employees, to align our executives’ interests with those of our shareholders and to provide our executives with certain additional compensation when superior financial results are achieved. The Compensation Committee and the Board of Directors believe that our compensation policies and procedures are effective in achieving our goals.

The Board of Directors is urging shareholders to read the “Executive Compensation” section of this Proxy Statement beginning on page 18 of this Proxy Statement, which includes the “Summary Compensation Table” and other related compensation tables, notes and narrative related to the compensation of our named executive officers.

In accordance with recently adopted Section 14A of the Exchange Act, and as a matter of good corporate governance, the Board of Directors is asking shareholders to approve the following resolution at the 2013 Annual Meeting of Shareholders:

RESOLVED, that the shareholders of Inrad Optics, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement for the Company’s 2013 Annual Meeting of Shareholders.

Although this proposal, commonly referred to as a “say-on-pay” vote, is an advisory vote that will not be binding on the Board of Directors or the Compensation Committee, the Board of Directors and the Compensation Committee will consider the results of this advisory vote when making future decisions regarding our named executive compensation program.

The Board of Directors unanimously recommends that you vote FOR the approval, on an advisory basis, of the compensation of our named executive officers.

10

PROPOSAL FOUR

ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

Pursuant to recently adopted Section 14A of the Exchange Act, we are asking shareholders to vote on whether future advisory votes on named executive officer compensation of the nature reflected in Proposal Three above should occur every year, every two years or every three years.

The Compensation Committee and the Board of Directors believe that conducting future say-on-pay advisory votes will provide shareholders with the optimal opportunity to evaluate the effectiveness of our named executive officer compensation program in relation to our annual business results.

Please note that shareholders will not be voting to approve or disapprove the Board of Director’s recommendation. The proxy card provides shareholders with the opportunity to vote for one of three alternatives: holding future say-on-pay advisory votes every year, every two years or every three years. Alternatively, shareholders have the option of abstaining from the voting on this proposal.

Although this proposal to vote on the frequency of future say-on-pay votes is an advisory vote and will not be binding on us, the Board of Directors value the opinions of our shareholders and the Compensation Committee and Board of Directors will take into account the results of this advisory vote when considering how frequently to conduct future advisory votes on named executive officer compensation. In addition, the Board of Directors and the Compensation Committee may decide to conduct future say-on-pay advisory votes on a more or less frequent basis than recommended above or approved by our shareholders, and may decide to vary the frequency of future say-on-pay advisory votes, including based on factors such as discussions with our shareholders and material changes to our named executive officer compensation programs.

 The Board of Directors unanimously recommends that you vote FOR a frequency of “every year” for future advisory votes on named executive officer compensation.

11

Compensation of Directors

Compensation for non-employee directors consists of two components: cash (i.e. meeting attendance fees, retainer and cash bonuses) and awards under the Company’s 2010 Equity Compensation Program (the “Program”). Under the Program, stock option grants and restricted stock unit grants may be made by the Compensation Committee which is the Program Administrator. Equity-based grants are intended to align the interests of the Company’s directors with that of other shareholders. The Company does not require its directors to own stock.

Fees paid to non-employee directors were $500 during fiscal year 2012 for each board or committee meeting attended in person, and $250 for each meeting in which they participated via telephone.

In addition, each non-employee director is paid an annual retainer fee, in quarterly installments. For 2012, the annual retainer was $15,000 for the Chairman and $10,000 for each of the other outside Directors.

The Company provides for reimbursement of expenses for all directors in the performance of their duties, including reasonable travel expenses incurred attending meetings.

Directors, who are also employees of the Company, do not receive any additional fees for such services.

The table that follows provides information on components of non-employee Director Compensation in 2012.

Director Compensation in Fiscal Year 2012

Name	Fees earned or paid in cash ($)	Stock Unit Awards($) (1)	Option Awards ($) (2)	Total ($)
Luke P. LaValle, Jr.	15,750	—	—	15,750
Dennis G. Romano	15,750	—	—	15,750
N.E. Rick Strandlund	15,750	—	—	15,750
Jan M. Winston	20,250	—	—	20,250

(1)	The aggregate fair value of restricted stock unit grants is the product of the number of units granted times the closing price of common stock of the Company on the date of the grant. The Company did not award any restricted stock unit grants. As of December 31, 2012, there were no restricted stock unit grants outstanding for non-employee directors.

(2)	The value of stock option awards is computed in accordance with FASB ASC Topic 718. These amounts reflect the aggregate grant date fair value of the awards. The Company did not grant any stock option awards to directors in 2012. The number of stock options which vested in 2012 to each non-employee director was as follows: Luke P. LaValle, Jr., 6,531; Dennis G. Romano, 5,000; N.E. Rick Strandlund, 5,000 and Jan M. Winston, 6,531. As of December 31, 2012, the aggregate number of option awards outstanding for each non-employee director then serving as a director was as follows: Luke P. LaValle, Jr., 28,611; Dennis G. Romano, 15,000; N.E. Rick Strandlund, 15,000; and Jan M. Winston, 51,611.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board of Directors

Composition of the Board

The Board of Directors in 2012 consisted of four independent directors, and the Company’s President and CEO, Mr. Joseph J. Rutherford for the nine months ended September 30, 2012. On October 1, 2012, Amy Eskilson was appointed President and CEO to replace Mr. Rutherford upon his decision to retire. At the same time, Ms. Eskilson was appointed to the Board of Directors to fill the remaining vacant seat until the Company’s next annual meeting. Mr. Rutherford continued to serve on the Board, as an inside director, until his resignation on April 22, 2013.

12

The Board of Directors has determined that each of its four outside directors, Mr. Luke P. LaValle, Jr., Mr. Mr. Dennis G. Romano, Mr. N.E. Rick Strandlund and Mr. Jan M. Winston has no material relationship with the Company (other than as director) and is therefore “independent” within the meaning of the current listing standards of the Nasdaq National Market and the requirements of the Sarbanes Oxley Act. In its annual review of director independence, the Board of Directors considers all commercial, banking, consulting, legal, accounting or other business relationships any director may have with the Company. The Board of Directors considers a “material relationship” to be one that impairs or inhibits, or has the potential to impair or inhibit, a director’s exercise of critical and disinterested judgment on behalf of the Company and its shareholders. When assessing the “materiality” of a director’s relationship with the Company, the Board of Directors considers all relevant facts and circumstances not only from the standpoint of the director in his or her individual capacity, but also from the standpoint of the persons to whom the director is related and organizations with which the director is affiliated.

Mr. Rutherford and Ms. Eskilson do not serve on any Committees of the Board. Mr. Jan M. Winston served as Chairman of the Board during the year. The Board met 11 times during fiscal year 2012, including four meetings by telephone. All members attended at least 75% of all meetings. Board members are encouraged, but not required by any specific Board policy, to attend the Company’s Annual Meeting. During 2012 each non-employee director of the Company was also a member of each Committee of the Board of Directors and each attended all of the meetings of the Board and the respective committees of the Board on which they served in fiscal 2012, except as previously noted.

On February 14, 2012 the Board of Directors approved an amendment to the Bylaws of the Company to provide for a range of no less than four and no more than six directors.

The Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. The Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and its shareholders.

Currently, Mr. Winston serves as the Chairman of the Board and Ms. Eskilson serves as a Director and Chief Executive Officer. The Board of Directors believes this is the most appropriate structure for the Company at this time because it makes the best use of Mr. Winston’s skills and experience, including 13 years as a Director of the Company.

Board’s Role in the Oversight of Risk Management

Companies face a variety of risks, including credit risk, liquidity risk, and operational risk. In fulfilling its risk oversight role, the Board focuses on the adequacy of the Company’s risk management process and overall risk management system. The Board believes an effective risk management system will (1) adequately identify the material risks that the Company faces in a timely manner, (2) implement appropriate risk management strategies that are responsive to the Company’s risk profile and specific material risk exposures, (3) integrate consideration of risk and risk management into business decision-making throughout the Company, and (4) include policies and procedures that adequately transmit necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant committee.

The Audit Committee has been designated to take the lead in overseeing risk management at the Board level. Accordingly, the Audit Committee schedules time for periodic review of risk management, in addition to its other duties. In this role, the Audit Committee receives reports from management and other advisors, and strives to generate serious and thoughtful attention to the Company’s risk management process and system, the nature of the material risks the Company faces, and the adequacy of the Company’s policies and procedures designed to respond to and mitigate these risks.

Although the Board’s primary risk oversight has been assigned to the Audit Committee, the full Board also periodically receives information about the Company’s risk management system and the most significant risks that the Company faces. This is principally accomplished through Audit Committee reports to the Board and summary versions of the briefings provided by management and advisors to the Committee.

In addition to the formal compliance program, the Board and the Audit Committee encourage management to promote a corporate culture that understands risk management and incorporates it into the overall corporate strategy and day-to-day business operations. The Company’s risk management structure also includes an ongoing effort to assess and analyze the most likely areas of future risk for the Company. As a result, the Board and Audit Committee periodically ask the Company’s executives to discuss the most likely sources of material future risks and how the Company is addressing any significant potential vulnerability.

13

Audit Committee

The Company has a separately designated standing Audit Committee. Luke P. LaValle, Jr. serves as the Audit Committee Chairman. The Board of Directors has determined that the members of the Audit Committee each satisfy the requirements for independence under Section 301 of the Sarbanes-Oxley Act, as well as the independence standards of the NASDAQ National Market. In 2012, the Audit Committee was comprised of all outside Directors throughout the year. The Audit Committee is empowered by the Board of Directors to, among other things, serve as an independent and objective party to monitor the Company’s financial reporting process, internal control system and disclosure control system, review and appraise the audit efforts of the Company’s independent accountants, assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and the Company’s management regarding financial reporting issues, and provide an open avenue of communication among the independent accountants, financial and senior management, and the Company’s Board of Directors. The Audit Committee charter is attached as Exhibit A to this Proxy Statement.

The Audit Committee met four times during 2012 with all members in attendance at all of the meetings.

Audit Committee Financial Expert

The Board of Directors of the Company has determined that Mr. LaValle is an “audit committee financial expert” as such term is defined by the SEC.

Compensation Committee

The Compensation Committee is comprised of all independent, outside directors, and is responsible for establishing appropriate salaries and bonuses for all executive officers and senior management of the Company. N.E. Rick Strandlund serves as the Chairman of the Compensation Committee since his appointment in May 2009.

The Compensation Committee has the responsibility of granting equity-based incentive compensation (i.e. stock options and grants of restricted stock units) to eligible employees including the executive officers, and to its directors. The Compensation Committee duties also include administering and interpreting the Company’s 2010 Equity Compensation Program (“the Stock Compensation Plan”). The duties relating to the Company’s Stock Compensation Plan include selecting from eligible employees those persons to whom awards will be granted and determining the type of award, the number of shares to be included in each award, any restrictions for some or all of the shares subject to the award and the award price. The Compensation Committee reviews and approves all matters regarding the compensation of the executive officers and other executives of the Company. The Compensation Committee has no charter.

The Compensation Committee has the authority to hire independent advisors to help fulfill its duties. No independent advisors were hired in 2012.

The Compensation Committee held three meetings during 2012 to review and establish compensation policy for the year.

Nominating Committee

During 2012, the Nominating Committee was comprised of all independent, outside directors. The Nominating Committee met once during the year with all members in attendance. The Committee strives to compose the Board of Directors with a collection of individuals who bring a variety of complementary skills which, as a group, will possess the appropriate skills and experience to oversee the Company’s business. Accordingly, although diversity may be a consideration in the Committee’s process, the Committee and the Board of Directors do not have a formal policy with regard to the consideration of diversity in identifying director nominees.

Mr. Dennis Romano was appointed as Chairman of the Nominating Committee by the Board of Directors on January 18, 2012.

The Nominating Committee charter is attached as Exhibit B to this Proxy Statement.

14

Procedures for Considering Nominations Made by Stockholders

The Nominating Committee’s charter describes procedures for nominations to be submitted by shareholders and other third-parties, other than candidates who have previously served on the Board or who are recommended by the Board. The charter states that a nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the date of the annual meeting is more than thirty days before or more than sixty days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the one hundred twentieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made by the Company. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The charter requires a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate satisfies the criteria established by the Nominating Committee, as described below.

Qualifications

The charter describes the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

•	must satisfy any legal requirements applicable to members of the Board;
•	must have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;
•	must have a reputation in the Company’s industry, for honesty and ethical conduct;
•	must have a working knowledge of the types of responsibilities expected of members of a board of directors of a public corporation; and
•	must have experience, either as a member of the board of directors of another public or private company or in another capacity that demonstrates the nominee’s capacity to serve in a fiduciary position.

Identification and Evaluation of Candidates for the Board

Candidates to serve on the Board will be identified from all available sources, including recommendations made by shareholders. The Nominating Committee’s charter provides that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by shareholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. The evaluation process for individuals other than existing Board members will include:

•	a review of the information provided to the Nominating Committee by the proponent;
•	a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and
•	a personal interview of the candidate;

together with a review of such other information as the Nominating Committee shall determine to be relevant.

15

Third Party Recommendations

In connection with the 2013 Annual Meeting of Shareholders, the Nominating Committee did not receive any nominations from any shareholder or group of shareholders which owned more than 5% of the Company’s Common Stock for at least one year.

Communication with the Board

The Board has established a procedure that enables shareholders to communicate in writing with members of the Board. Any such communication should be addressed to the Company’s Secretary and should be sent to such individual c/o the Company at its principal place of business at 181 Legrand Ave, Northvale, NJ 07647. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board. Under the procedures established by the Board, upon the Secretary’s receipt of such communication, the Company’s Secretary will send a copy of such communication to each member of the Board, identifying it as a communication received from a shareholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication.

16

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers of the Registrant

The following table sets forth the name and age of each executive officer of the Company, the period during which each such person has served as an executive officer and the current position with the Company held by each such person:

Name and Age	Since	Position With the Company

Amy Eskilson, 52	2012	President and Chief Executive Officer

William J. Foote, 62	2006	Chief Financial Officer, Corporate Secretary and Treasurer

William D. Brucker, 65	2007	Vice President Human Resources and Administration

Thomas A. Caughey, 64	2011	Vice President of Product Development

Miroslav Dosoudil, 49	2008	Vice President of Operations, Northvale

John M. Duich, 58	2011	Vice President of Operations, Sarasota

George Murray, 48	2013	Vice President of Sales and Marketing

Amy Eskilson joined the Company on February 7, 2011 as Vice President of Sales and Marketing and was appointed an officer on March 24, 2011. Previously, she spent a number of years with Thorlabs, Inc., a photonic tool catalog company where she served as Director of Business Development from 2001 to 2011.  In this role Amy coordinated a team responsible for a total of eight acquisitions.  She fostered the development of multiple partner companies and executed both technology transfers and IP license agreements. Prior to that she was the inside sales and technical support manager for Thorlabs and served in various marketing roles beginning in 1992. Ms. Eskilson was also involved as a founding member in several private photonic companies including Nova Phase, Inc., Menlo Systems, Inc. and Idesta Quantum Electronics where she also served on the Board of Directors. She received her BA in Communications in 1985 from Montclair State University.

William J. Foote joined the Company in May 2006 and was appointed Chief Financial Officer and Corporate Secretary on May 16, 2006. In June, 2009, he was appointed to the position of Treasurer. He previously served as Chief Financial Officer of INSL-X Products Corporation, a paint and coatings manufacturer, from 2002 through 2005. From 2000 to 2002, he was CFO of ASD Group, Inc., a publicly held contract manufacturer serving the OEM marketplace in the high-tech sector. From 1990 through 1999, Mr. Foote held several executive positions including Corporate Controller, Director and Vice-President of Finance positions with Benjamin Moore & Co., a paint and coatings manufacturer. Earlier in his career, Mr. Foote served in various senior financial roles in Canada. Mr. Foote is both a Certified Public Accountant and a Chartered Accountant (Canada). His past experience includes working in the audit area with the public accounting firm of KPMG (Canada). He holds a Bachelor of Arts degree from Carleton University in Ottawa and a Master’s Degree in Accounting from the University of British Columbia.

William D. Brucker joined the Company in 2000 as Director of Human Resources. In 2006 he was appointed Vice President of Human Resources and Administration. Prior to joining the Company, Mr. Brucker held corporate divisional HR leadership responsibilities with Hughes Aircraft/Raytheon, RJR/Nabisco, Proctor & Gamble, and The Journal of Commerce. In addition to competency in classic HR disciplines including regulatory compliance, he has experience in multi-site organizations and facility/operational integration and transition. Mr. Brucker holds a BA degree from Salem College. Mr. Brucker was appointed an officer of the Company on January 19, 2007.

17

Thomas A. Caughey has been with the Company since 1978. He was appointed an officer on March 24, 2011 and serves as Vice-President of Product Development, a position he has held for more than 15 years. His current role has focused on development of systems involving non-linear crystals, and advances in the development of individual crystal components that the company manufactures. Previously, he was a research associate at Texas Tech University, working in the area of picosecond spectroscopy of chemical reactions. Tom holds a Doctorate in physical chemistry from the University of Wisconsin – Madison and an undergraduate degree in chemistry from the University of Michigan – Ann Arbor.

Miro Dosoudil joined the Company as Director of Manufacturing and Engineering in 2000 and has successively held the positions of Director of Operations and Vice-President of Operations, Northvale. Prior to joining the Company, he held optical manufacturing engineering positions with Circon, Tirolit and Meopta (Czech Republic). Mr. Dosoudil holds an MBA degree from the Zicklin School of Business at Baruch College. He also holds degrees in science and engineering including a Doctor of Science and Physical Electronics and Optics from the University of Palackiana in the Czech Republic.

John M. Duich was appointed an officer and Vice President of Operations, Sarasota on March 24, 2011. He previously served since 2005 as Director of Operations for the Company’s subsidiary in Sarasota, Florida, responsible for manufacturing, engineering, sales support, and site administration. Previously, Mr. Duich spent 25 years with Motorola and Flextronics, both major electronics-sector multinational corporations. His career progressed through engineering and operations management roles including overseas assignments in Ireland, Singapore, and Hong Kong as a site or regional General Manager. John’s tenure in Dublin Ireland involved a Greenfield start-up that had 600 employees within a 200,000 square foot manufacturing facility. Mr. Duich received his Bachelors of Science degree in Materials Science Engineering from the University of Florida in 1983.

George Murray assumed the role of Vice President of Sales and Marketing on January 14, 2013 and was appointed an officer on January 30, 2013. He joined the Company as Sales Manager, West Region on March 29, 2010. Previously, he spent a number of years with Axsys Technologies Imaging Systems, a developer, manufacturer and distributor of optical systems for the aerospace, defense, semiconductor, medical and graphic arts industries. In addition, he held increasingly responsible roles in applications engineering, product marketing and sales management, including international sales, with Photon Dynamics, a provider of inspection systems to the automotive, electronics and semiconductor industries. He also held sales engineer, product marketing manager and system engineer roles with the Gerber group of Companies, a provider of inspection and imaging systems and CAD CAM software. Mr. Murray holds an MBA from Rensselaer Polytechnic Institute and a B.S., Mechanical Engineering from the University of Connecticut.

Each of the executive officers has been elected by the Board of Directors to serve as an officer of the Company until the next election of officers, as provided by the Company’s by-laws.

Summary of Cash and Certain Other Compensation

The following Summary Compensation Table sets forth, for the years ended December 31, 2012 and 2011, the compensation paid by the Company and its Subsidiaries, with respect to the Company’s Chief Executive Officers and two other highest paid executives.

Summary Compensation Table

Name & Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (2)(3)	Stock Awards ($) (2)	All Other Compensation ($) (4)	Total ($)
Joseph J. Rutherford, President and CEO (1)	2012 2011	180,003 180,003	— —	— 52,200	— —	8,186 8,195	188,189 240,398
Amy Eskilson, President and CEO (1)	2012 2011	160,771 139,117	— —	12,900 5,229	— 14,550	3,533 —	177,204 158,896
William J. Foote, CFO, Corporate Secretary and Treasurer	2012 2011	149,656 149,489	— —	— 10,836	— —	8,869 13,192	158,525 173,517
Miroslav Dosoudil, Vice President of Operations	2012 2011	139,381 139,277	— —	— 10,836	— —	17,462 12,536	156,843 162,649

18

(1)	Ms. Eskilson was appointed President and CEO of the Company on October 1, 2012, replacing Mr. Rutherford who announced his intention to retire. Included in her compensation is that received for the portion of the year she served as the Company’s Vice President of Sales and Marketing. Mr. Rutherford remained with the Company through his retirement on December 31, 2012 and continued as a member of the board of directors until his resignation on April 22, 2013. His compensation includes compensation for all of 2012.
(2)	The aggregate grant date fair value of option awards and stock awards are computed in accordance with FASB ASC Topic 718, in accordance with SEC rules. The valuation is based on the assumptions set forth in note 10 to our Consolidated Financial Statements filed on April 1, 2013 with the Securities and Exchange Commission in our annual report on Form 10-K.
(3)	On September 12, 2012, Ms. Eskilson was awarded a 10 year stock option of 30,000 shares with an exercise price of $0.50. These stock options vest over three years, one-third upon each anniversary of the grant and had an aggregate fair value of $12,900 on the date of the grant.
(4)	Included in All Other Compensation is the fair value of Company stock contributed in 2012 as a match to the Company’s Section 401(k) Plan for the 2011 Plan year for Mr. Rutherford ($8,186), Ms. Eskilson ($3,533), Mr. Foote ($7,070) and Mr. Dosoudil ($6,066). All Other Compensation, in 2012, also includes $1,799 paid to Mr. Foote and $10,856 to Mr. Dosoudil, respectively, related to the Company’s plan to reduce the balance of prior years’ accrued vacation owed to all employees.

Grants of Plan-Based Awards

Shown below is information on grants of stock options and restricted stock units pursuant to the 2010 Equity Compensation Plan made during the fiscal year ended December 31, 2012 to the executive officers named in the Summary Compensation Table for performance during the fiscal year.

Grants of Plan-Based Awards

Name	Grant Date	All Other Option and Stock Awards: Number of Securities Underlying Award (#)	Exercise or Base Price of Option and Stock Awards ($/Sh)	Grant Date Fair Value of Stock Option and Stock Awards ($)
				(1)
Amy Eskilson, President and CEO (2)	9/12/2012	30,000.50		12,900

(1)	The grant date fair value of stock option is the value computed in accordance with FASB ASC Topic 718, using the Black-Scholes options pricing model. The grant date fair value of restricted stock unit grants is the number of shares granted times the closing market price on the day of grant. Stock options and stock awards are subject to three year vesting, unless specifically disclosed. Stock options have a ten year term.
(2)	The award of the stock option grant on September 12, 2012 was in recognition of Ms. Eskilson appointment as President and CEO of the Company effective October 1, 2012.

19

Outstanding Equity-Based Awards at Fiscal Year-End

The following table provides information pertaining to vested and non-vested stock options held by each of the executive officers named in the Summary Compensation Table as of December 31, 2012.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	OPTION AWARDS (1)				STOCK AWARDS (2)
Name	Number of Securities Underlying Unexercised options (#) Exercisable	Number of Securities Underlying Unexercised options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date ($)	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares of Units of Stock that Have not Vested ($)
Joseph J. Rutherford, (former President and CEO)	6,666 13,333 34,000 6,897 17,143 Total: 78,039	13,334 26,667 — — — Total: 40,001	.95 .98 1.00 1.75 1.75	12/21/2021 3/24/2021 12/28/2019 01/22/2019 01/01/2019
Amy Eskilson, President and CEO	— 2,100 Total: 2,100	30,000 4,200 Total: 34,200	.50 .95	9/12/2022 12/21/2021	10,000 Total:10,000	9,700 Total: 9,700
William J. Foote, CFO, Secretary and Treasurer	2,100 2,100 6,300 4,598 3,378 10,000 Total: 28,476	4,200 4,200 — — — — Total: 8,400	.95 .98 1.00 1.75 1.50 1.75	12/21/2021 03/24/2021 12/28/2019 01/22/2019 01/19/2017 05/08/2016		,
Miroslav Dosoudil, VP of Operations	2,100 2,100 6,300 6,897 5,405 10,000 9,000 3,600 Total: 45,402	4,200 4,200 — — — — — — Total: 8,400	.95 .98 1.00 1.75 1.50 1.03 .50 .50	12/21/2021 03/24/2021 12/28/2019 01/22/2019 01/19/2017 01/12/2015 01/02/2014 01/02/2013

(1)	Options vest at the rate of one-third per year over the first three years of the ten year life of the option.
(2)	Stock awards vest at the rate of one-third per year on the anniversary date of the award. The grant date fair value of restricted stock unit grants is the number of shares granted times the closing market price on the day of grant.

20

Equity Compensation Plan Information

The following table gives information about the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights under the Company’s 2000 Equity Compensation Program and the 2010 Equity Compensation Plan, as of December 31, 2012. These plans were the Company’s only equity compensation plans in existence as of December 31, 2012.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)
Equity Compensation Plans Approved by Shareholders (1)	971,823	$.99	3,560,000
Equity Compensation Plans Not Approved by Shareholders	—	—	—

Total	971,823	$.99	3,560,000

(1)	The 2000 Equity Compensation Program expired on June 2, 2010 but each outstanding option, warrant and right granted under the Program shall expire on the date determined under the terms of the original award, which in no event, shall exceed 10 years. The 2010 Equity Compensation Program was adopted by the Company’s shareholders at the Annual Meeting held on June 2, 2010. Under this Program, an aggregate of up to 4,000,000 shares of common stock may be granted. As of December 31, 2012 there were a total of 523,823 options outstanding under the 2000 Plan and 438,000 options and 10,000 unvested stock grants outstanding under the 2010 Plan. In 2012, a total of 30,000 stock options were awarded under the 2010 Equity Compensation Plan to employees and a total of 2,000 options were forfeited. During the year, 10,700 stock options were exercised and 135,153 shares expired under the 2000 Plan.

21

Compliance with Section 16(a) Beneficial Ownership

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These persons are required by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports that they file.

Based solely on our review of (i) Forms 3 and 4 and amendments thereto furnished to the Company during 2012, (ii) any Forms 5 and amendments thereto furnished to the Company with respect to 2012, and (iii) any written representations that no Form 5 was required, with respect to the period from January 1, 2012 through December 31, 2012, we are not aware of any required Section 16(a) reports that were not filed on a timely basis.

Certain Relationships and Related Transactions

The documented ethics policies of the Company restrict certain types of related party transactions between the Company and its directors, officers, and employees of the Company. Specifically, compensation for services provided by directors, officers, and employees to the Company may not be through any source but the Company. The Company’s policies do permit related parties to participate in financial transactions, limited to financing via debt or equity. In such instances, the Board of Directors has an informal policy of requiring that the terms of such financing, including but not limited to interest rates and fees, are at least equal to or better than the terms obtainable via financing from other sources.

In August 2012, the maturity date of a $1,500,000 Subordinated Convertible Promissory Note issued in favor of Clarex Limited (“Clarex”), a major shareholder and debt holder, was extended to April 1, 2015. The note was originally issued on October 31, 2003 and bears interest at 6%. Interest accrues yearly, is payable on maturity of the note and, along with principal, may be converted into securities of the Company as follows: the Note is convertible in the aggregate into 1,500,000 units with each unit consisting of one share of common stock and one warrant. Each warrant allows the holder to acquire 0.75 shares of common stock at a price of $1.35 per share. The expiration date of the warrants under the conversion terms has been extended to April 1, 2018.

In addition, in August 2012, the maturity date of a $1,000,000 Subordinated Convertible Promissory Note issued in favor of Welland Limited, an affiliate of Clarex, bearing interest at 6% was extended to April 1, 2015. The note was originally issued on December 31, 2002. Interest accrues yearly, is payable on maturity of the note and, along with principal, may be converted into securities of the Company as follows: the Note is convertible in the aggregate into 1,000,000 units with each unit consisting of one share of common stock and one warrant. Each warrant allows the holder to acquire 0.75 shares of common stock at a price of $1.35 per share. The expiration date of the warrants under the conversion terms has been extended to April 1, 2018.

In 2011, the Company paid a total of $1,125,000 in accrued interest and $150,000 in current interest on the outstanding Subordinated Convertible Notes described above. No payments against the total principal of $2,500,000 have been made. The Company paid a total of $150,000 in interest on the Notes in 2012 and expects to pay its currently accruing quarterly interest obligations on such Notes of $37,500 going forward through the maturity date.

22

Code of Ethics

The Company has adopted a Code of Ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller (or persons performing similar functions). A copy of such Code of Ethics is available on the Company website at www.inradoptics.com and will be made available without charge and upon written request addressed to the attention of the Secretary of the Company and mailed to the Company’s principal executive offices, 181 Legrand Avenue, Northvale, NJ 0764.

Relationship with Independent Public Accountants

Holtz Rubenstein Reminick, LLP, (the “Auditors”) independent accountants, has been selected by the Audit Committee to examine and report on the financial statements of the Company for the fiscal year ending December 31, 2013. Representatives of Holtz Rubenstein Reminick, LLP are expected to be present at the annual meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions

Principal Accounting Fees and Services

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter, all audit and audit-related work and all non-audit work performed by the Company’s independent accountants is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered.

Audit Fees.

Audit fees billed or expected to be billed by the Company’s principal accountant, Holtz Rubenstein and Reminick, LLP for the audit of the financial statements included in the Company’s Annual Reports on Form 10-K, and reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, for the years ended December 31, 2012 and 2011 were $100,000 for each year, respectively.

Audit-Related Fees

The Company was billed $2,725 and $2,405 by the Company’s principal accountant for the fiscal years ended December 31, 2012 and 2011, respectively, for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the caption “Audit Fees” above.

Tax Fees

The Company was billed or is expected to be billed an aggregate of $16,000 and $18,000 by the Company’s principal accountant for the fiscal years ended December 31, 2012 and 2011, respectively, for tax services, principally the preparation of income tax returns.

All Other Fees

The Applicable law and regulations provide an exemption that permits certain services to be provided by the Company’s outside auditors even if they are not pre-approved. The Company has not relied on this exemption at any time since the Sarbanes-Oxley Act was enacted. There have been no other fees that have been pre-approved by the Audit Committee of the Board of Directors.

23

Audit Committee Report

In connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012:

(1)	the Audit Committee reviewed and discussed the audited financial statements with the Company’s management;
(2)	the Audit Committee discussed with the Company’s independent auditors the matters required to be discussed by SAS 61, as amended;
(3)	the Audit Committee received and reviewed the written disclosures and the letter from the Company’s independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the Company’s independent auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditor’s independence; and
(4)	based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2012 Annual Report on Form 10-K.

This report shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference to any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, and shall not be deemed filed under either of such acts except to the extent that the Company specifically incorporates this information by reference.

This report is furnished by the Audit Committee of the Board of Directors.

/s/ Luke P. LaValle, Jr.	/s/ Jan M. Winston
Luke P. LaValle, Jr.	Jan M. Winston
Audit Committee Chairman

/s/ Dennis G. Romano	/s/ N. E. Rick Strandlund
Dennis G. Romano	N. E. Rick Strandlund

24

NOTICE REGARDING FILING OF SHAREHOLDERS PROPOSALS

AT 2014 ANNUAL MEETING

Any proposal intended to be presented by a shareholder at the 2014 Annual Meeting of Shareholders must be received by the Company at the Company’s principal executive offices, 181 Legrand Avenue, Northvale, NJ 07647 no later than the close of business on January 10, 2014 to be considered for inclusion in the Proxy Statement for the 2014 Annual Meeting and by March 26, 2014 in order for the proposal to be considered timely for consideration at next years’ Annual Meeting (but not included in the Proxy Statement for such meeting).

The Annual Meeting of Shareholders is called for the purposes set forth in the Notice. The Board does not know of any matter for action by shareholders at such meeting other than the matters described in the Notice. However, the enclosed proxy will confer discretionary authority with respect to matters which are not known at the date of printing hereof which may properly come before the meeting. It is the intention of the person named in the proxy to vote in accordance with their judgment on any such matter.

You are cordially invited to attend the Annual Meeting in person. Your participation in discussion of the Company’s affairs will be welcome.

/S/ William J. Foote
William J. Foote, Secretary

Dated: May 10, 2013

A copy of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2012, filed with the Securities and Exchange Commission containing consolidated financial statements of the Company as of December 31, 2012, is available (excluding exhibits) without cost to shareholders upon written request to William J. Foote, Secretary, Inrad Optics, Inc., 181 Legrand Avenue, Northvale, NJ 07647 The annual report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

25

EXHIBIT A

INRAD OPTICS, INC.

AUDIT COMMITTEE CHARTER

The Audit Committee is appointed by the Board of Directors of INRAD OPTICS, INC. (“INRAD OPTICS”) to assist the Inrad Optics, Inc. Board in monitoring (a) the integrity of the financial statements of Inrad Optics, Inc. and its subsidiaries (the “Company”) and (b) the independence of performance of the Company’s external and, if applicable, internal auditors.

The members of the Audit Committee shall meet the independence and experience requirements of the National Association of Securities Dealers, Inc., subject to such qualifications and exceptions as may be permitted by such requirements. The members of the Audit Committee shall be appointed from time to time by the Inrad Optics Board. The Inrad Optics, Inc. Board reserves the right to amend, modify or replace this Charter in its discretion at any time.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Audit Committee. The Audit Committee may request any officer or employee of the Company, the Company’s outside counsel or independent auditor to attend meetings of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

The primary goals of this Charter are to specify the following:

•	the scope of the Audit Committee’s responsibilities and the approaches to be used in carrying out those responsibilities, including structure, processes and membership requirements;

•	the Audit Committee’s responsibility for (a) insuring its receipt from the Company’s independent auditor of a formal written statement delineating all relationships between such auditor and the Company, consistent with Independence Standards Board Standard No. 1, (b) actively engaging in a dialogue with such auditor with respect to any disclosed relationships or services that may impact the objectivity and the independence of the auditor and (c) taking, or recommending that the Inrad Optics, Inc. Board take, appropriate action to oversee the independence of the independent auditor; and

•	the independent auditor’s ultimate accountability, to the Inrad Optics, Inc. Board and the Audit Committee, as representatives of the shareholders of Inrad Optics, Inc. and the ultimate authority and responsibility of the Inrad Optics, Inc. Board and/or the Audit Committee to select, evaluate and, where appropriate, replace the independent auditor (or, if applicable, to nominate the independent auditor to be proposed for shareholder approval in any proxy statement).

To the extent any statement set forth below is inconsistent with the three principles set forth above, the three principles set forth above shall govern.

The Audit Committee shall make regular reports to the Inrad Optics, Inc. Board, as required by the New Jersey Business Corporations Act.

Pursuant to this Charter:

1. THE COMMITTEE

The Audit Committee of the Board of Directors of Inrad Optics, Inc. will consist of at least three members of the Board including a Chairman designated by the Board. Members of the Audit Committee may not be employees of the Company. The Committee will meet at least three times a year, with additional meetings if circumstances require, for the purpose of satisfying its responsibilities.

2. SCOPE

The Committee serves at the pleasure of and is subject to the control and direction of the Board of Directors.

26

3. RESPONSIBILITIES OF THE COMMITTEE

-	To assist the Board in fulfilling its fiduciary responsibilities to the shareholders with respect to matters relating to the Company's business, accounting, reporting, audit and internal controls practices.
-	To maintain a direct line of communications between the Board and the Company's independent auditors and internal auditors to provide for an exchange of views and information.

4. FUNCTIONS OF THE COMMITTEE

The Committee will satisfy its responsibilities by completing the following functions:

-	Discuss the results of the annual internal and independent audits with management and the internal and independent auditors.
-	Consider the comments from the independent auditors and internal auditors with respect to internal accounting and management controls and the consideration given or action taken by management.
-	Appoint the independent auditors for the coming year.
-	Appraise the effectiveness of the independent audit effort through discussions with the independent auditors regarding their planned arrangements and scope of the annual audit, including fees.
-	Review the scope of planned activities and budget along with a review of the effectiveness of the Company's internal auditors, if any.
-	Review the anticipated scope and related fees of any non-audit services to be provided by the independent auditors to ensure that these services do not detract from the independence of the auditors in their audit function.
-	Consider the comments from the independent auditors with respect to internal accounting and management controls and the consideration given or action taken by management.
-	Review the Committee's responsibilities and functions, evaluate its performance, and institute appropriate modifications to reflect changes in the business environment.
-	Monitor the procedures or systems used in preparing the financial statements of the Company.
-	Obtain the assessment of management and the independent auditors as to the adequacy of:
-	the Company's internal accounting procedures and controls.
-	the Company's procedures for complying with SEC Regulations and The Foreign Corrupt Practices Act.
-	Receive and review the assessment of management as to the quality and depth of staffing in the accounting and financial departments worldwide.
-	Receive from the Company’s independent auditor a formal written statement delineating all relationships between such auditor and the Company, consistent with Independence Standards Board Standard No. 1.
-	Engage in dialogue with the Company’s independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of such firm.
-	Recommend to the Inrad Optics, Inc. Board appropriate actions to ensure the independence of the Company’s independent auditor.
I.	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Inrad Optics, Inc. Board for approval.
II.	Audit Committee should meet with independent auditor without management present.
III.	Review the interim financial statements and financial results with independent auditor prior to filing Form 10-Qs.
IV.	Review Year-End financial statements and financial results prior to filing Form 10-K.
V.	Discuss required communication with independent auditor as required by SAS 61 of GAAS.
-	Review any information submitted to the Audit Committee pursuant to Section 10A of the Private Securities Litigation Reform Act of 1995.
-	Prepare the report to the Company’s Board of Directors for inclusion in the Company’s annual proxy statement.
-	Review with the independent auditor any material problems or difficulties the auditor may have encountered during an audit including any restrictions on the scope of activities or access to required information; review any management letter provided by the auditor and the Company’s response to that letter.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

27

EXHIBIT B

INRAD OPTICS, INC.

NOMINATING COMMITTEE CHARTER

Purposes of the Nominating Committee

The purposes of the Nominating Committee are:

•	to consider proposals made by shareholders and others to nominate specific individuals to the board of directors of Inrad Optics, Inc. (the “Company”);
•	to identify qualified individuals for membership on such board (the “Board”); and
•	to recommend to the Board the director nominees for election at each annual meeting of shareholders and at each other meeting of shareholders at which directors are to be elected.

Membership of the Nominating Committee

The Nominating Committee:

•	shall consist of not less than four independent members of the Board, the exact number to be established by the board of directors from time to time;
•	shall consist solely of individuals who meet the independence standards set forth in Securities and Exchange Commission rules and in the listing standards, if any, applicable to the Company; and
•	shall consist solely of members who are appointed by, and who may be removed by, the Board.

Criteria for Nomination to the Board of Directors

Each individual nominated by the Nominating Committee to serve on the Board of Directors shall, in the Nominating Committee’s opinion, satisfy the following criteria (the “Minimum Criteria”) together with such other criteria as shall be established by the Nominating Committee:

•	such nominee shall satisfy any legal requirements applicable to members of the Board;
•	such nominee shall have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;
•	such nominee shall have a reputation, in one or more of the communities serviced by the Company and its subsidiaries, for honesty and ethical conduct;
•	such nominee shall have a working knowledge of the types of responsibilities expected of members of the board of directors of a public corporation; and
•	such nominee shall have experience, either as a member of the board of directors of another public or private corporation or in another capacity, which demonstrates the nominee’s capacity to serve in a fiduciary position.

Procedures to be followed with Respect to the Submission of Names for Consideration by the Nominating Committee

The following procedures (the “Minimum Procedures”) shall be utilized in considering any candidate for election to the Board at an annual meeting, other than candidates who have previously served on the Board or who are recommended by the Board. A nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a notice as described above. Such notice shall set forth as to each person whom the proponent proposes to nominate for election as a director (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate satisfies the Minimum Criteria and any Additional Criteria (as defined below) established by the Nominating Committee.

28

In the event that a director is to be nominated at a special meeting of shareholders or is to be elected by the Board, the Nominating Committee shall develop procedures designed to conform, as nearly as practicable, to the procedures applicable to elections of Board members at annual meetings.

The Nominating Committee may, but shall not be required to, develop other procedures (the “Additional Procedures”) designed to supplement the Minimum Procedures.

Processes to be followed in considering Candidates

Candidates to serve on the Board shall be identified from such sources as shall be available to the Nominating Committee, including without limitation recommendations made by shareholders.

There shall be no differences in the manner in which the Nominating Committee evaluates nominees recommended by shareholders and nominees recommended by the committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. The evaluation process shall include (i) a review of the information provided to the Nominating Committee by the proponent, (ii) a review of reference letters from at least two sources determined to be reputable by the Nominating Committee and (iii) a personal interview of the candidate, together with a review of such other information as the Nominating Committee shall determine to be relevant.

Duties of the Nominating Committee

The Nominating Committee shall:

•	determine whether other criteria (the “Additional Criteria”), beyond the Minimum Criteria, should apply in nominating members of the Board, such Additional Criteria to
•	reflect, at a minimum, all applicable laws, rules, regulations and listing standards, if any, applicable to the Company, and
•	take into account a potential candidate’s experience, areas of expertise and other factors relative to the overall composition of the board of directors;
•	determine whether the Minimum Procedures should be supplemented with Additional Procedures relating to the information to be submitted to the Nominating Committee regarding prospective candidates;
•	annually review the size, composition and needs of the Board and make recommendations to the Board;
•	recommend to the Board the director nominees for election at the next annual meeting of shareholders;
•	consider and recommend candidates for appointment to the Board to the extent vacancies arise between annual meetings of shareholders;
•	consider director candidates submitted by shareholders and other third-parties, in accordance with the Minimum Procedures and any Additional Procedures adopted by the Nominating Committee; and
•	annually review the Nominating Committee charter and recommend to the Board any changes it deems necessary or desirable.

Meetings of the Nominating Committee

The Nominating Committee shall meet as often as necessary to carry out its responsibilities, but not less than once each year. At the discretion of the chairperson of the Nominating Committee, but at least once each year for all or a portion of a meeting, the members of the Nominating Committee shall meet in executive session, without any members of management present.

Additional Authority of the Nominating Committee

The Nominating Committee shall have the authority, in its discretion, to retain outside counsel and other advisors.

29

INRAD OPTICS, INC. ATTN: WILLIAM J. FOOTE 181 LEGRAND AVENUE NORTHVALE, NJ 07647

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59

P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All
		☐	☐	☐	Except” and write the number(s) of the nominee(s) on the line below.

1. Election of Directors
Nominees

01 Jan M. Winston 02 Amy Eskilson

The Board of Directors recommends you vote FOR the following proposal:								For	Against	Abstain

2. Ratify Holtz Rubenstein Reminick, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2013.								☐	☐	☐

3. Approve, as a non-binding advisory vote, our named executive officer compensation.								☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:							1 year	2 year	3 year	Abstain

4. Approve, as a non-binding advisory vote, the frequency of holding future advisory votes on named executive officer compensation.							☐	☐	☐	☐

NOTE: Transact such other business as may properly come before the meeting or any adjournment thereof. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

For address change/comments, mark here.				☐
(see reverse for instructions)			Yes	No
Please indicate if you plan to attend this meeting			☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report on Form 10-K is/are available at www.proxyvote.com .

INRAD OPTICS INC
181 Legrand Avenue
Northvale, NJ 07647
This proxy is solicited by the Board of Directors

The undersigned appoints William J. Foote and Jan M. Winston, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, for and on behalf of the undersigned, all the shares of common stock of Inrad Optics, Inc. held of record by the undersigned on April 25, 2013 at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company, 181 Legrand Avenue, Northvale, NJ 07647 on Wednesday, June 19, 2013 at 10:00 a.m. Eastern Daylight Time or any adjournment thereof, upon matters properly coming before the meeting, as set forth in the Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned and upon all such other matters that may properly be brought before the meeting, as to which the undersigned confers discretionary authority upon said proxies. Without otherwise limiting the general authorization given hereby, said proxies are instructed to vote as directed on the reverse side.

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side